FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 Third Quarter 2021 Earnings November 4, 2021

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 2 Cautionary Notes This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, industry dynamics, our mission, growth opportunities, business strategy and plans and our objectives for future operations, including expanding into new product categories, our e-commerce business, the underlying trends in our business, including supply chain constraints, inflation and other macroeconomic trends, and the ongoing impact of COVID-19 on our business and expected recovery are forward-looking statements. The words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms and similar expressions are intended to identify forward-looking statements. The forward-looking statements in this presentation are only predictions. We have based these forward- looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including without limitation risks related to the impact of COVID-19 on our business, financial results and financial condition; our ability to execute our business strategy; our ability to maintain and realize the full value of our license agreements; changes in the retail industry and markets for our consumer products; our ability to maintain our relationships with retail customers and distributors; our ability to compete effectively; fluctuations in our gross margin; our dependence on content development and creation by third parties; the ongoing level of popularity of our products with consumers; our ability to manage our inventories; our ability to develop and introduce products in a timely and cost-effective manner; our ability to obtain, maintain and protect our intellectual property rights or those of our licensors; potential violations of the intellectual property rights of others; risks associated with counterfeit versions of our products; our ability to attract and retain qualified employees and maintain our corporate culture; our use of third-party manufacturing; risks associated with our international operations; changes in effective tax rates or tax law; foreign currency exchange rate exposure; the possibility or existence of global and regional economic downturns; our dependence on vendors and outsourcers; risks relating to government regulation; risks relating to litigation, including products liability claims and securities class action litigation; any failure to successfully integrate or realize the anticipated benefits of acquisitions or investments; reputational risk resulting from our e-commerce business and social media presence; risks relating to our indebtedness and our ability to secure additional financing; the potential for our electronic data or the electronic data of our customers to be compromised; the influence of our significant stockholder, ACON, and the possibility that ACON’s interests may conflict with the interests of our other stockholders; risks relating to our organizational structure; volatility in the price of our Class A common stock; risks associated with our internal control over financial reporting; and the important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and our other filings with the Securities and Exchange Commission. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date hereof, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. You should read this presentation with the understanding that our actual future results, levels of activity, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this presentation, and except as otherwise required by law, we do not plan to publicly update or revise any forward-looking statements contained in this presentation, whether as a result of any new information, future events or otherwise. Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by us.

3 FUNKO 2021 is built on the principle that everyone is a fan of something…

4 FUNKO 2021 … and Funko Has Something for Every Fan Movies TV Music Sports Anime Games Note: Represents a sampling of our current portfolio offerings as of September 30, 2021.

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 5 Q3 Summary and Recent Operational Highlights Q3 2021 Financial Summary Q3 2021 Operational Highlights • Net sales increased 40.0% to $267.7 millions • Net income increased 17.8% million to $18.4 million • Net income margin contracted 130 bps to 6.9% • Adjusted EBITDA(1) increased 11.0% to $40.2 million • Adjusted EBITDA margin(1) contracted 390 bps to 15.0% • Cash flow from operations of $78.8 million • Total liquidity(2) increased 80.8% to $193.2 million • Exceeded Q3 expectations and raised full year guidance despite unprecedented supply chain headwinds. • All-time high demand driving broad-based strength ◦ U.S. net sales increased 35.7% y/y ◦ Europe net sales increased 65.7% y/y ◦ Other International net sales increased 19.1% y/y • Direct-to-consumer sales increased 88% y/y and now comprise 11% of net sales, driven by sustained traffic growth and increased e-commerce efficiency. • Launched multiple Digital Pop! NFT collections, all of which sold out in minutes. • In partnership with TokenWave, Funko officially opened our new digital marketplace, Droppp.io. Droppp.io creates a more accessible, user-friendly interface as we build out our digital products business. (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. Please see the Supplemental Financial Information section for a reconciliation to the most directly comparable US GAAP measures for Adjusted EBITDA. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net sales. (2) Total liquidity is calculated as cash and cash equivalents plus availability under the Company’s $100 million revolving credit facility.

HOLLYWOOD UPDATE 6 Q3 & TD Earnings Summary Q3’21 Q3’20 % Change Net sales Gross profit(1) Gross margin %(1) SG&A D&A Income from operations Operating margin % Net income (loss) Net income (loss) margin % Adjusted net income(2) Adjusted net income margin %(2) Adjusted earnings per share(2) Adjusted EBITDA(2) Adjusted EBITDA margin %(2) $ millions, except per share amounts, unaudited $267.7 40.0% $96.4 30.8% 36.0% $26.2 26.7% 9.8% $0.39 25.8% $40.2 11.0% 15.0% $21.1 31.3% 7.9% $18.4 17.8% 1. Gross Profit and Gross Margin are calculated exclusive of depreciation and amortization. 2. Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income (Loss), Adjusted Net Income (Loss) Margin and Adjusted Earnings per Share are non-GAAP measures. Please see the Supplemental Financial Information section for a reconciliation to the most directly comparable US GAAP measures for Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Earnings (Loss) per Share. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net Sales. Adjusted Net Income (Loss) Margin is defined as Adjusted Net Income (Loss) divided by Net Sales. 59.9 10.3 (13.1)% 45.5% 6.9% YTD’21 YTD’20 % Change $693.0 62.7% $267.1 61.9% 38.5% $70.3 nm 10.1% $1.04 nm $111.0 136.1% 16.0% $55.7 nm 8.0% $50.4 nm (9.3)% 30.1%166.0 30.8 7.3% $191.2 $73.7 38.6% $20.7 10.8% $0.31 $36,191 18.9% $16.1 8.4% $15.6 41.2 11.9 8.2% $426.0 $164.9 38.7% $3.4 0.8% $0.07 $47.0 11.0% $3.6 0.9% $(5.1) 127.6 33.9 (1.2)%

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 7 Q3 Active Properties & Net Sales per Active Property Third Quarter Active Properties up 12.7% Net Sales per Active Property up 24.2% Active Properties Net Sales per Active Property Funko is built on having a large and diverse set of licenses with the ability to leverage evergreen content Net sales per active property increased in the quarter reflecting record demand levels $ in thousands, unaudited Active Properties & Net Sales per Active Property Year-to-Date Active Properties up 11.3% Net Sales per Active Property up 46.1% 715 806 $267 $332 Q3'20 Q3'21 805 896 $529 $773 YTD’20 YTD’21

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 8 Top Properties Breakout 1 2 3 5 7 4 6 8 9 10 Top 10 Properties % of Net Sales The top property in Q3’21 represented 6% of sales Evergreen properties accounted for 66% of sales in Q3’21 Q4’20 33% 6%* 40% Q1’21 30% 4%*7%* Q3’21 Commentary Q2’21 31% 6%* *% of net sales Q3’21 33% 6%* Q3’20

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 9 Q3 & TD Product Category Performance 42.0% Increase 33.8% Increase The Figures category grew 42.0% in Q3 driven by recovery in the specialty channel as well as strength in DTC and third party e-commerce; Funko’s Other product category grew 33.8% in Q3, driven by strength within our Loungefly branded products as well as board games and plush. Figures Third Quarter Year-to-Date Other (Non-figures) Third Quarter Year-to-Date 63.0% Increase 61.6% Increase $ in millions, unaudited $145.0 $206.0 Q3’20 Q3’21 $333.7 $543.8 YTD’20 YTD’21 $46.2 $61.8 Q3’20 Q3’21 $92.3 $149.2 YTD’20 YTD’21

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 10 Something for Everyone FIGURES OTHER (NON-FIGURES) *% of net sales for Q3’ 21 76.9% of Sales* 23.1% of Sales* Funko is providing fans with an increasingly diverse array of products and categories

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 11 Q3 Product Brand Performance Pop! 41.3% Increase Both Pop! and Loungefly branded products generated strong growth in the Specialty channel, as well as continued strength in direct-to-consumer and third-party e-commerce channels; Other branded products growth was driven by games, plush and action figures Loungefly Other 36.3% Increase 37.3% Increase $ in millions, unaudited $136.7 $193.1 Q3’20 Q3’21 $27.0 $36.8 Q3’20 Q3’21 $27.5 $37.8 Q3’20 Q3’21

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 12 YTD Product Brand Performance Pop! 61.3% Increase Loungefly Other 70.8% Increase 63.1% Increase $ in millions, unaudited $327.9 $528.9 YTD’20 YTD’21 $53.2 $90.9 YTD’20 YTD’21 $44.9 $73.2 YTD’20 YTD’21

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 13 Q3 Geographic Performance United States 35.7% increase Europe Other International 65.7% increase 19.1% increase $ in millions, unaudited $140.9 $191.3 Q3'20 Q3'21 $35.5 $58.9 Q3’20 Q3’21 $14.8 $17.6 Q3’20 Q3’21 The United States region grew 35.7% and Europe grew 65.7%, with strength across all channels and product categories; Other International grew 19.1% with all regions generating growth in the quarter

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 14 YTD Geographic Performance United States 54.7% increase Europe Other International 110.2% increase 38.8% increase $ in millions, unaudited $317.3 $491.0 YTD'20 YTD'21 $71.7 $150.7 YTD'20 YTD'21 $37.0 $51.3 YTD'20 YTD'21

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 15 Q3 & TD Adjusted EBITDA(1) Adjusted EBITDA(1) Third Quarter Year-to-Date Adjusted EBITDA Margin(1) 1. See Supplemental Financial Information section for a reconciliation of Adjusted EBITDA, a non-GAAP measure, to the most directly comparable US GAAP measure. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by net sales. 18.9% 15.0% 6.6%11.0% 16.0 Inflationary supply chain pressures reduced Adjusted EBITDA margin(1) 390 basis points y/y to 15.0% in Q3 $ in millions, unaudited $36.2 $40.2 Q3’20 Q3’21 $47.0 $111.0 YTD’20 YTD’21

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 16 Q3 & TD Adjusted Net Income (Loss)(1) 1. See Supplemental Financial Information section for a reconciliation of Adjusted Net Income (Loss), a non-GAAP measure, to the most directly comparable US GAAP measure. Adjusted Net Income Margin is defined as Adjusted Net Income (Loss) divided by net sales. Adjusted Net Income (Loss)(1) Third Quarter Year-to-Date Adjusted Net Income (Loss) Margin(1) 8.4% 7.9% 6%0.9% 8.0 Q3 Adjusted Net Income (Loss) margin(1) declined 50 basis points y/y reflecting higher supply chain costs, partially offset by much operating leverage $ in millions, unaudited $16.1 $21.1 Q3’20 Q3’21 $3.6 $55.7 YTD’20 YTD’21

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 17 Key Balance Sheet Highlights 1. Total Debt is defined as the amount outstanding under the Company’s Line of Credit plus Current Portion of Long-Term Debt, Net of Unamortized Discount plus Long-Term Debt, Net of Unamortized Discount 2. Total liquidity is calculated as cash and cash equivalents plus availability under the Company’s $100.0 million revolving credit facility. 9/30/20 YoY % Change Cash & Cash Equivalents Accounts Receivable, net Inventory Total Debt(1) $31.9 $136.3 $72.6 $208.1 $ in millions, unaudited 192.3% 12.7% 94.0% (14.7)% 9/30/21 $93.2 $153.7 $140.8 $177.6 Total Liquidity(2) $106.9 80.8%$193.2

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 18 Liquidity Overview 1. Total liquidity is calculated as cash and cash equivalents plus availability under the Company’s $100..0 million revolving credit facility. Funko’s liquidity position remains strong and increased 80.8% from Q3’20 levels to $193.2 million Total Liquidity(1) 2020 2021 $ in millions, unaudited $87.0 $106.9 $127.3 $149.7 $170.5 $193.2 Q2’20 Q3’20 Q4’20 Q1’21 Q2’21 Q3’21

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 19 Debt Overview 1. Total Debt is defined as the amount outstanding under the Company’s Line of Credit plus Current Portion of Long-Term Debt, Net of Unamortized Discount plus Long-Term Debt, Net of Unamortized Discount Total debt decreased 14.7% from Q3’20 Total Debt(1) $ in millions, unaudited 2020 2021 $239.9 $208.1 $190.8 $183.0 $177.4 $177.6 Q2’20 Q3’20 Q4’20 Q1’21 Q2’21 Q3’21

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 Supplemental Financial Information

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 21 Condensed Consolidated Statements of Operations (Unaudited) Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 (In thousands, except per share data) Net sales $ 267,733 $ 191,229 $ 693,020 $ 426,028 Cost of sales (exclusive of depreciation and amortization shown separately below) 171,320 117,504 425,929 261,103 Selling, general, and administrative expenses 59,890 41,167 166,032 127,590 Depreciation and amortization 10,328 11,887 30,778 33,947 Total operating expenses 241,538 170,558 622,739 422,640 Income from operations 26,195 20,671 70,281 3,388 Interest expense, net 1,711 2,875 5,921 8,221 Loss on debt extinguishment 675 — 675 — Other (income) expense, net (505) 779 466 1,450 Income (loss) before income taxes 24,314 17,017 63,219 (6,283) Income tax expense (benefit) 5,939 1,420 12,814 (1,139) Net income (loss) 18,375 15,597 50,405 (5,144) Less: net income (loss) attributable to non-controlling interests 6,474 5,801 18,177 (229) Net income (loss) attributable to Funko, Inc. $ 11,901 $ 9,796 $ 32,228 $ (4,915) Earnings (loss) per share of Class A common stock: Basic $ 0.30 $ 0.28 $ 0.85 $ (0.14) Diluted $ 0.28 $ 0.27 $ 0.80 $ (0.14) Weighted average shares of Class A common stock outstanding: Basic 39,448 35,483 37,856 35,155 Diluted 41,796 35,904 40,079 35,155

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 22 Condensed Consolidated Balance Sheets (Unaudited) September 30, 2021 December 31, 2020 (In thousands, except per share amounts) Assets Current assets: Cash and cash equivalents $ 93,245 $ 52,255 Accounts receivable, net 153,655 131,837 Inventory 140,834 59,773 Prepaid expenses and other current assets 23,790 15,486 Total current assets 411,524 259,351 Property and equipment, net 54,831 56,141 Operating lease right-of-use assets 52,831 58,079 Goodwill 126,612 125,061 Intangible assets, net 193,666 205,541 Deferred tax asset 70,339 54,682 Other assets 5,104 4,735 Total assets $ 914,907 $ 763,590 Liabilities and Stockholders’ Equity Current liabilities: Current portion of long-term debt, net of unamortized discount $ 17,378 $ 10,758 Current portion of operating lease liabilities 15,187 13,840 Accounts payable 63,936 29,199 Income taxes payable 10,544 425 Accrued royalties 47,611 40,525 Accrued expenses and other current liabilities 89,019 43,949 Total current liabilities 243,675 138,696 Long-term debt, net of unamortized discount 160,172 180,012 Operating lease liabilities, net of current portion 50,495 57,512 Deferred tax liability 769 780 Liabilities under tax receivable agreement, net of current portion 80,787 60,297 Other long-term liabilities 5,135 3,848 Commitments and Contingencies Stockholders’ equity: Class A common stock, par value $0.0001 per share, 200,000 shares authorized; 39,749 and 35,657 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively 4 4 Class B common stock, par value $0.0001 per share, 50,000 shares authorized; 10,856 and 14,040 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively 1 1 Additional paid-in-capital 245,859 216,141 Accumulated other comprehensive income 1,114 1,718 Retained earnings 56,631 24,403 Total stockholders’ equity attributable to Funko, Inc. 303,609 242,267 Non-controlling interests 70,265 80,178 Total stockholders’ equity 373,874 322,445 Total liabilities and stockholders’ equity $ 914,907 $ 763,590

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 23 Condensed Consolidated Statements of Cash Flows (Unaudited) Nine Months Ended September 30, 2021 2020 (In thousands) Operating Activities Net income (loss) $ 50,405 $ (5,144) Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation, amortization and other 30,356 35,929 Equity-based compensation 9,869 7,494 Amortization of debt issuance costs and debt discounts 893 1,006 Loss on debt extinguishment 675 — Deferred tax expense 994 1,237 Other (93) 1,715 Changes in operating assets and liabilities: Accounts receivable, net (22,223) 13,507 Inventory (81,770) (11,115) Prepaid expenses and other assets (1,582) 15,163 Accounts payable 33,933 (1,595) Income taxes payable 10,135 (465) Accrued royalties 7,086 (3,045) Accrued expenses and other liabilities 40,114 5,658 Net cash provided by operating activities 78,792 60,345 Investing Activities Purchases of property and equipment (17,434) (14,704) Acquisitions of businesses and related intangible assets, net of cash 199 — Other 84 — Net cash used in investing activities (17,151) (14,704) Financing Activities Borrowings on line of credit — 28,267 Payments on line of credit — (55,103) Debt issuance costs (1,055) (569) Issuance of long-term debt 180,000 — Payments of long-term debt (193,875) (8,814) Contributions from continuing equity owners — 177 Distributions to continuing equity owners (9,284) (3,496) Payments under tax receivable agreement (6) (165) Proceeds from exercise of equity-based options 3,726 41 Net cash used in financing activities (20,494) (39,662) Effect of exchange rates on cash and cash equivalents (157) 687 Net increase in cash and cash equivalents 40,990 6,666 Cash and cash equivalents at beginning of period 52,255 25,229 Cash and cash equivalents at end of period $ 93,245 $ 31,895

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 24 Reconciliation of Non-GAAP Financial Metrics (Unaudited) 1. Represents the reallocation of net income (loss) attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock in periods in which income (loss) was attributable to non-controlling interests. 2. Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on the timing of awards. 3. For the nine months ended September 30, 2021, represents severance, relocation and related costs associated with residual payment of global workforce reduction implemented in response to the COVID-19 pandemic. For the three and nine months ended September 30, 2020, represents severance, relocation and related costs associated with the consolidation of our warehouse facilities in the United Kingdom and charges related to the global workforce reduction implemented in response to the COVID-19 pandemic. 4. Represents write-off of unamortized debt financing fees for the three and nine months ended September 30, 2021. 5. Represents both unrealized and realized foreign currency losses on transactions denominated other than in U.S. dollars, including derivative gains and losses on foreign currency forward exchange contracts. 6. Represents the income tax (expense) benefit effect of the above adjustments. This adjustment uses an effective tax rate of 25% for all periods presented. 7. Adjusted net income margin is calculated as Adjusted net income as a percentage of net sales. Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 (In thousands, except per share data) Net income (loss) attributable to Funko, Inc. $ 11,901 $ 9,796 $ 32,228 $ (4,915) Reallocation of net income (loss) attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock (1) 6,474 5,801 18,177 (229) Equity-based compensation (2) 3,658 2,456 9,869 7,494 Certain severance, relocation and related costs (3) — 1,178 81 2,184 Loss on debt extinguishment (4) 675 — 675 — Foreign currency transaction (gain) loss (5) (505) 778 466 1,449 Income tax expense (6) (1,097) (3,937) (5,764) (2,350) Adjusted net income $ 21,106 $ 16,072 $ 55,732 $ 3,633 Adjusted net income margin (7) 7.9% 8.4% 8.0% 0.9 % Weighted-average shares of Class A common stock outstanding-basic 39,448 35,483 37,856 35,155 Equity-based compensation awards and common units of FAH, LLC that are convertible into Class A common stock 14,634 16,047 15,882 15,770 Adjusted weighted-average shares of Class A stock outstanding - diluted 54,082 51,530 53,738 50,925 Adjusted earnings per diluted share $ 0.39 $ 0.31 $ 1.04 $ 0.07

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 25 Reconciliation of Non-GAAP Financial Metrics (Unaudited) 2. Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on the timing of awards. 3. For the nine months ended September 30, 2021, represents severance, relocation and related costs associated with residual payment of global workforce reduction implemented in response to the COVID-19 pandemic. For the three and nine months ended September 30, 2020, represents severance, relocation and related costs associated with the consolidation of our warehouse facilities in the United Kingdom and charges related to the global workforce reduction implemented in response to the COVID-19 pandemic. 4. Represents write-off of unamortized debt financing fees for the three and nine months ended September 30, 2021. 5. Represents both unrealized and realized foreign currency gains and losses on transactions denominated other than in U.S. dollars, including derivative gains and losses on foreign currency forward exchange contracts. 8. Adjusted EBITDA margin is calculated as Adjusted EBITDA as a percentage of net sales. Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 (amounts in thousands) Net income (loss) $ 18,375 $ 15,597 $ 50,405 $ (5,144) Interest expense, net 1,711 2,875 5,921 8,221 Income tax expense (benefit) 5,939 1,420 12,814 (1,139) Depreciation and amortization 10,328 11,887 30,778 33,947 EBITDA $ 36,353 $ 31,779 $ 99,918 $ 35,885 Adjustments: Equity-based compensation (2) 3,658 2,456 9,869 7,494 Certain severance, relocation and related costs (3) — 1,178 81 2,184 Loss on debt extinguishment (4) 675 — 675 — Foreign currency transaction (gain) loss (5) (505) 778 466 1,449 Adjusted EBITDA $ 40,181 $ 36,191 $ 111,009 $ 47,012 Adjusted EBITDA margin (8) 15.0% 18.9% 16.0% 11.0%

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5